Subsequent Events [Text Block]	12 Months Ended
Mar. 31, 2014
Subsequent Events [Text Block]
35.	SUBSEQUENT EVENTS

Acquisition and Cancellation of First Series of Class 5 Preferred Stock

On April 1, 2014, MUFG acquired all of the First Series of Class 5 Preferred Stock issued in accordance with the provisions of Article 18, Paragraph 1 of the Articles of Incorporation of MUFG and Paragraph 14 of the Terms and Conditions of the said Preferred Stock, and canceled all the acquired shares in accordance with the provisions of Article 178 of the Company Law. As a result, the aggregate number of shares authorized to be issued by MUFG was decreased by 156,000,000 shares, and the aggregated number of First Series of Class 5 Preferred Stock authorized to be issued was deleted. Acquisition price was ¥2,500 per share, totaling ¥390,000 million.

Approval of Dividends

On June 27, 2014, the shareholders approved the payment of cash dividends to the shareholders of record on March 31, 2014, of ¥57.50 per share of Class 5 Preferred Stock, totaling ¥8,970 million, of ¥2.65 per share of Class 11 Preferred Stock, totaling ¥0 million, and ¥9 per share of Common stock, totaling ¥127,474 million.

Stock Acquisition Rights

On July 15, 2014, MUFG allotted the directors (excluding outside directors), executive officers and senior fellows of MUFG, BTMU, MUTB, MUSHD and MUMSS stock acquisition rights to acquire an aggregate amount of 3,019,400 shares of MUFG’s common stock. The stock acquisition rights have an exercise price of ¥1 per common share, and are exercisable until July 14, 2044.